Exhibit 10.2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2

FIFTH AMENDMENT TO PATENT LICENSE AGREEMENT

This FIFTH AMENDMENT TO PATENT LICENSE AGREEMENT (“Amendment”) is entered into as of May 24, 2017 (the “Amendment Effective Date”) by and between Kura Oncology, Inc. (“Licensee”) having the address set forth in Article 12 of the Agreement (as defined below), and the Regents of the University of Michigan, a constitutional corporation of the state of Michigan (“Michigan”).

RECITALS

A.Licensee and Michigan are parties to that certain Patent License Agreement, dated December 22, 2014, as amended on March 3, 2015, July 22, 2015, September 29, 2016 and February 1, 2017 (the “Agreement”).

B.The Parties have decided to further amend the Agreement as set forth herein.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee and Michigan hereby agree as follows:

1.Defined Terms.  All capitalized terms not otherwise defined in this Amendment shall have the same meanings that are ascribed to them in the Agreement.

2.Article 1.  Article 1 of the Agreement is hereby amended to insert a new Section 1.11A as follows:

“1.11A “[…***…]” means […***…].”

3.Section 3.1(f).  Section 3.1(f) of the Agreement is hereby amended to delete subparagraphs (4), (5) and (6) in their entirety and replace them with the following:

“(4) $[…***…];

(5) $[…***…];

(6) $[…***…]; and”

4.Section 3.2.  Section 3.2 of the Agreement is hereby amended to replace “$2,715,000” with “$2,100,000”.

5.Continuing Effect.  All references to the “Agreement” in the Agreement shall hereinafter refer to the Agreement as further amended by this Amendment.  Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.  Sections or other headings contained in this Amendment are for reference purposes only and

*** Confidential Treatment Requested

shall not affect in any way the meaning or interpretation of this Amendment; and no provision of this Amendment shall be interpreted for or against any party because that party or its legal representative drafted the provision.

6.Counterparts.  This Amendment may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Kura Oncology, Inc.		Regents of the University of Michigan

By:	/s/ Heidi Henson	By:	/s/ Kenneth J. Nisbet

Name:	Heidi Henson	Name:	Kenneth J. Nisbet

Title:	CFO	Title:	Assoc. V.P. for Research U-M Tech Transfer

2